SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 15, 2002

PACIFIC CONTINENTAL CORPORATION
(Exact name of registrant as specified in its charter)

Oregon
(State or other jurisdiction of incorporation)

0001084717	93-1269184
(Commission File Number)	IRS Employer Identification No.

111 West 7th Avenue
Eugene, Oregon 97401
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (503) 243-2123

Item 5.    Other Events

On July 15, 2002, Pacific Continental Corporation (the “Company”) announced the appointment of Hal M. Brown as the Company’s President and Chief Executive Officer. The Company also announced the departure of J. Bruce Riddle, the Company’s President and Chief Executive Officer.

A press release announcing Mr. Brown’s appointment and Mr. Riddle’s departure is attached as an exhibit to this Form 8-K.

(b)  Exhibits.

99.    Press Release announcing Mr. Brown’s appointment and Mr. Riddle’s departure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC CONTINENTAL CORPORATION

By:	/s/ MICHAEL A. REYNOLDS
Michael A. Reynolds Vice President and Chief Financial Officer

Dated: July 15, 2002

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